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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report on Form 10-K of Affiliated Managers Group, Inc. (the "Company") for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, William J. Nutt, Chairman and Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

            (1) the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

            (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 15, 2004


                                    By: /s/             William J. Nutt
                                        ----------------------------------------
                                                        WILLIAM J. NUTT
                                           CHAIRMAN AND CHIEF EXECUTIVE OFFICER